UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 17, 2003

                                Table Trac, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Nevada                      0-288383                   88-036568
(State of Incorporation)     (Commission file number)         (IRS Employer
                                                          Identification Number)

          4625 County Road 101, Suite 202, Minnetonka, Minnesota 55345
          ------------------------------------------------------------
                     (Address of principal executive office)

Registrant's telephone number (952) 548-8877


Item 5:  Other events

     Joseph A. Nielsen, the Chief Financial Officer of the Company, resigned as of January 1, 2003. His duties will be assumed by Chad B. Hoehne, the Chairman and President. Mr. Nielsen remains active as a member of the Board of Directors.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                                         Table Trac, Inc.


                                         /s/ Chad B. Hoehne
                                         ---------------------------------------
                                         Chad B. Hoehne, Chief Executive Officer